UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2024

Utz Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38686	85-2751850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 High Street
Hanover, PA 17331
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (717) 637-6644

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement
On January 31, 2024, Utz Brands, Inc., a Delaware corporation (the “Company”), through its indirect subsidiaries Utz Quality Foods, LLC, a Delaware limited liability company (“UQF”), R.W. Garcia Holdings, LLC, a Delaware limited liability company (“R.W. Garcia Holdings”), GH Pop Holdings LLC, a Pennsylvania limited liability company (“GH Pop Holdings”) and Condor Snack Foods, LLC, a Delaware limited liability company (“Condor Snack Foods” and together with UQF, GH Pop Holdings and R.W. Garcia Holdings, each a “Seller” and collectively the “Sellers”), entered into a Purchase Agreement (the “Purchase Agreement”) with Healthy Snacks Holdco LLC, a Delaware limited liability company (the “Equity Buyer”), North Carolina Tortilla Manufacturing LLC , a Delaware limited liability company (the “NC Real Estate Buyer”), Pennsylvania Tortilla Manufacturing LLC, a Delaware limited liability company (the “PA Real Estate Buyer,” together with the NC Real Estate Buyer and the Equity Buyer, each a “Buyer” and collectively the “Buyers”) and Best Snacks, LLC, a Delaware limited liability company (the “Buyer Guarantor,” and together with the Buyers, the “Buyer Parties”, each an affiliate of Our Home, an operating company of Better-for-You brands).
Pursuant to the Purchase Agreement, at Closing, (i) R.W. Garcia Holdings will sell, transfer and deliver to Equity Buyer all the issued and outstanding equity interests of Good Health Natural Products, LLC (“GH Company”) and R.W. Garcia Co., Inc. (“RW Company” together with GH Company, the “Divested Companies”); (ii) UQF will sell, transfer and deliver to NC Real Estate Buyer the production plant and related real estate located at 3181 Progress Drive, Lincolnton Township, Lincoln County, North Carolina; (iii) Condor Snack Foods will sell, transfer and deliver to PA Real Estate Buyer the production plant and related real estate at 124 W. Airport Road, 142 W. Airport Road and Falcon Lane Lot 5 B-A, Manheim Township, Lancaster County, Pennsylvania (the “Keystone Real Estate”); (iv) UQF and Condor Snack Foods will sell, transfer and deliver to PA Real Estate Buyer certain equipment and assets contained in the Keystone Real Estate; and (v) UQF will sell, transfer and deliver to PA Real Estate Buyer the Grand Rapids Pellet Frying Equipment (as defined in the Purchase Agreement) (such transactions described in clauses (i) through (v) the “Sale Transaction”).
In connection with the Sale Transaction, at Closing, UQF will enter into a Transition Services Agreement with RW Company, GH Company, and Buyer Parties (the “Transition Services Agreement”) pursuant to which UQF will provide certain transition services and lease certain employees, as described in the Transition Services Agreement (the “Transition Services” and collectively with the Sale Transaction, the “Transactions”), for a term of twelve months.
The total consideration for the Transactions will be $182.5 million of cash proceeds, subject to certain customary adjustments. The Transactions are expected to provide approximately $150 million in after-tax net proceeds, which the Company will use to pay down its long-term debt. The debt reduction is expected to lower interest expense by approximately $12 million in fiscal 2024 based on the Company’s current outlook for interest rates.
The Purchase Agreement contains representations and warranties customary for transactions of this type. The parties have agreed to various customary covenants and agreements, including, among others, an agreement by the Divested Companies to conduct their business in the ordinary course, consistent with past practice, during the period between executing the Purchase Agreement and the Closing and not to engage in certain kinds of activities and transactions during this period.
Consummation of the Sale Transaction is subject to certain customary closing conditions, including the accuracy of each party’s representations and warranties and each party’s compliance with its covenants and agreements contained in the Purchase Agreement. In addition, the parties have agreed to enter into a co-manufacturing agreement in favor of the other party and a distribution rights agreement as a condition to consummating the Sale Transaction.
The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.
On January 31, 2024, the Company announced the Transactions via a press release, which included the Company’s preliminary financial results for the fiscal year ended December 31, 2023. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.02. The preliminary financial results contained in the press release do not present all the information for a complete understanding of the Company’s financial condition as of December 31, 2023 and its results of operations for the fiscal year ended December 31, 2023. The audit of the Company’s financial statements for the fiscal year ended December 31, 2023 is ongoing and could result in changes to the information in the press release.
The information and exhibit contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) as amended, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”), except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure
A copy of the slide materials is being furnished pursuant to Regulation FD as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01. The information and exhibit contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1*
Purchase Agreement dated January 31, 2024, by and among GH Pop Holdings LLC, R.W. Garcia Holdings, LLC, Utz Quality Foods, LLC, Condor Snack Foods, LLC, Healthy Snacks Holdco LLC, North Carolina Tortilla Manufacturing LLC, Pennsylvania Tortilla Manufacturing LLC and Best Snacks, LLC.

99.1	Utz Press Release (dated January 31, 2024).
99.2	Presentation of Utz Brands, Inc. (dated January 31, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the Commission upon request.
*****
Forward Looking Statements
This Current Report on Form 8-K includes, or incorporates by reference, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in, or incorporated by reference into, this Current Report on Form 8-K include, without limitation, statements related to the planned sale of Good Health® and R.W. Garcia® brands and the Lincolnton, NC, and Lititz, PA manufacturing facilities and certain related assets and the timing and financing thereof; and the expected impact of the planned transactions, including without limitation, the expected impact on Utz’s overall market position, the projected retail sales, net sales, Adjusted EBITDA and Adjusted EBITDA margins. Utz’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Utz’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Utz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: whether and when the closing conditions will be satisfied and whether and when the Sale Transaction will close, whether and when Utz will be able to realize the expected financial results and accretive effect of the divestiture, and how customers, competitors, suppliers and employees will react to the divestiture; the Company’s compliance with forward-looking elements of the agreement, including but not limited to, certain post-closing covenants related to the transactions and the rights of Our Home to indemnification and other remedies under the agreement in the event the Company fails to comply with such covenants or otherwise breaches the agreement; the inability of Utz to maintain the listing of Utz’s Class A Common Stock on the New York Stock Exchange; the inability of Utz to develop and maintain effective internal controls; the risk that Utz’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond Utz’s control; changes in demand for Utz’s products affected by changes in consumer preferences and tastes or if Utz is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in Utz’s products, which may be affected by Utz’s competitors’ actions that result in Utz’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of Utz from quarter to quarter because of changes in promotional activities; the possibility that Utz may be adversely affected by other economic, business or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in Utz’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on November 9, 2023. There may be additional risks that Utz considers immaterial, or which are unknown. It is not possible to predict or identify all such risks. Utz cautions that the foregoing list of factors is not exclusive. Utz cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Utz does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utz Brands, Inc.

Dated: January 31, 2024
By: /s/ Ajay Kataria
Name: Ajay Kataria
Title: Executive Vice President, Chief Financial Officer